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                                                                   EXHIBIT 10.81
                                    AGREEMENT

          THIS AGREEMENT dated as of this 31st day of May, 2002, by and among BCP Management, Inc. ("BCPM"), Borden Chemicals and Plastics Operating Limited Partnership ("OLP") and Marshall D. Owens, Jr. (the "Independent Contractor").

          1. The Independent Contractor is presently an officer of BCPM and shall continue as such during the term of this Agreement. Recognizing that BCPM and the OLP, of which BCPM is the general partner, are in bankruptcy and that OLP has sold or is in the process of idling all of its operations, the parties agree that BCPM and the OLP require the services of full time executive officers, but no longer require such services on a full time basis. Accordingly, from and after the date hereof BCPM retains the services, for itself and the OLP, of the Independent Contractor as an independent contractor and not as an employee as that word is defined by applicable federal or state law or regulations, and the Independent Contractor agrees to provide to BCPM and the OLP his duties as the continuing Vice President-Manufacturing, on a part time, as needed basis on the terms set forth in this Agreement. The duties to be performed by Independent Contractor include the following categories:

             . Supervising and directing of decommissioning and idling activities at Geismar, Louisiana, including the preparation of reports and accounting reconciliations, assisting in the accounts payable and other accounting functions and return of railcars.

             . Supervising environmental compliance activities, including meeting with outside agencies, attorneys and consultants retained by the OLP and BCPM, and other parties in negotiating settlements or otherwise providing for environmental compliance.

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             .  Participation with, and assistance to counsel for the OLP and
                BCPM, and other parties, in the negotiations or other arrangements for the disposition and monetization of all OLP assets, including joint ventures and other tangible and intangible assets.

             . Participation with, and assistance to counsel for the OLP and BCPM, in the preparation, negotiation, and presentation of a plan of liquidation, in the bankruptcy cases involving the OLP and BCPM, and in other matters necessary to the prosecution of those bankruptcy cases.

             . As requested, meeting with and communicating with the BCPM Board of Directors.

             . Reviewing and commenting, as requested, on work performed by the OLP's financial advisors.

             . Such other duties, consistent with the position of Vice President-Manufacturing, as may be agreed between Independent Contractor and the CEO or the Chairman of the Board of Directors of BCPM.

          2. BCPM and the Independent Contractor hereby agree that BCPM shall not be responsible for the payment of wages to the Independent Contractor. Instead, the OLP and BCPM agree to pay Independent Contractor $850.00 per diem, for each day worked during a calendar month, beginning July 1, 2002, and a flat rate of $21,000.00 for June, 2002, such payments to be made monthly by the 10th day of the following month. Independent Contractor shall submit an invoice for each such payment to the OLP and BCPM, for months after June 2002, listing the days for which independent contractor services were rendered, and the amount due resulting from such provision of services. Reasonable out of pocket expenses shall be added to and included on the invoice.

          3. The Independent Contractor agrees to provide services under this Agreement, on the request of BCPM, at least through September 30, 2002. If, in BCPM's sole discretion, Independent Contractor's services are no longer needed, it may terminate this Agreement at any time before or after September 30, 2002, by giving 5 business days' prior notice of such termination to the Independent Contractor in writing. The Independent Contractor may also terminate this Agreement at any time after September 30, 2002, by giving 10 business days' prior notice of such termination to BCPM in writing. BCPM shall not require the provision of services for more days that set forth opposite the month in the table below, without the consent of Independent Contractor. After the months set forth in the table, a continuing schedule shall be agreed between the parties, if services are to be continued.

                              July           17 business days
                             August          15 business days
                            September        10 business days

          4. BCPM shall not exert or retain control of, or the right to control, the terms, mode and manner of the work to be performed by the Independent Contractor, it being the mutual intent of BCPM and the Independent Contractor that the Independent Contractor shall control all terms and conditions of the work he is performing hereunder.

          5. BCPM and the Independent Contractor agree that the relationship between them is not an employer/employee relationship, and the Independent Contractor is not to be considered an employee of BCPM at any time under any circumstance for any purpose. Without limiting the foregoing, (i) the payments specified in this Agreement constitute the only compensation payable to the Independent Contractor and are not wages for purposes of any applicable law or regulation, (ii) BCPM shall issue a Form 1099 to the Independent Contractor at the end of each calendar year in which payments are made hereunder, (iii) the Independent Contractor is solely responsible for the payment of all taxes owed as a result of the payments to him hereunder and agrees to pay all such taxes in a timely manner, (iv) the Independent Contractor assumes full responsibility for all damages and/or injuries sustained by him resulting from any activity related to services provided by him hereunder, and (v) the Independent Contractor is not eligible for benefits of any kind, including without limitation, worker's compensation, unemployment compensation or any other benefits under the law of any state, arising out of the performance of services under this Agreement.

          6. The parties recognize and agree that payment for such continuing the services of the Independent Contractor shall be made first by the OLP, by paying directly the invoices of Independent Contractor, and that BCPM shall pay such invoices, and claim reimbursement from the OLP, only upon the failure of the OLP to pay according to this Agreement.

          7. This Agreement shall be governed by the laws of the State of Ohio.

                                           BCP MANAGEMENT, INC.


                                           BY  /s/ Mark J. Schneider
                                               ---------------------------------
                                           Its PRESIDENT & CEO
                                               ---------------------------------


                                           BORDEN CHEMICALS AND
                                           PLASTICS OPERATING LIMITED
                                           PARTNERSHIP, by BCP
                                           Management Inc., its General Partner


                                           BY  /s/ Mark J. Schneider
                                               ---------------------------------
                                           Its PRESIDENT & CEO
                                               ---------------------------------


                                           /s/ Marshall D. Owens, Jr.
                                           -------------------------------------
                                           Marshall D. Owens, Jr.

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                         CONTINUED AND AMENDED AGREEMENT

          THIS AGREEMENT dated as of this 1st day of October, 2002, continues and amends that Agreement by and among BCP Management, Inc. ("BCPM"), Borden Chemicals and Plastics Operating Limited Partnership ("OLP") and Marshall D. Owens, Jr., (the "Independent Contractor"), effective as of June 1, 2002, by replacing its language in its entirety with the following:

          1. The Independent Contractor is presently an officer of BCPM and shall continue as such during the term of this Agreement. Recognizing that BCPM and the OLP, of which BCPM is the general partner, are in bankruptcy and that OLP has sold or is in the process of idling all of its operations, the parties agree that BCPM and the OLP require the services of executive officers, but no longer require such services on a full time basis. Accordingly, from and after the date hereof BCPM retains the services, for itself and the OLP, of the Independent Contractor as an independent contractor and not as an employee as that word is defined by applicable federal or state law or regulations, and the Independent Contractor agrees to provide to BCPM and the OLP his duties as the continuing Vice President- Manufacturing, on a part time, as needed basis on the terms set forth in this Agreement. The duties to be performed by Independent Contractor include the following categories:

             . Supervising and directing of decommissioning and idling activities at Geismar, Louisiana, including the preparation of reports and accounting reconciliations, assisting in the accounts payable and other accounting functions and return of railcars.

             . Supervising environmental compliance activities, including meeting with outside agencies, attorneys and consultants retained by the OLP and BCPM, and other parties in negotiating settlements or otherwise providing for environmental compliance, and assistance.

             . Participation with, and assistance to counsel for the OLP and BCPM, and other parties, in the negotiations or other arrangements for the disposition and monetization of OLP assets, including joint ventures and other tangible and intangible assets.

             . Participation with, and assistance to counsel for the OLP and BCPM, in the preparation, negotiation, and presentation of a plan of liquidation, in the bankruptcy cases involving the OLP and BCPM, and in other matters necessary to the prosecution of those bankruptcy cases.

             . As requested, meeting with and communicating with the BCPM Board of Directors.

             . Reviewing and commenting, as requested, on work performed by the OLP's financial advisors, and financial personnel.

             . Such other duties, consistent with the position of Vice President-Manufacturing, as may be agreed between Independent Contractor and the CEO or the Chairman of the Board of Directors of BCPM.

          2. BCPM and the Independent Contractor hereby agree that BCPM shall not be responsible for the payment of wages to the Independent Contractor. Instead, the OLP and BCPM agree to pay Independent Contractor $200.00 per hour, for each hour worked during a calendar month, beginning October 1, 2002, such payments to be made monthly by the 10th day of the following month. Independent Contractor shall submit an invoice for each such payment to the OLP and BCPM, for months beginning with October, 2002, listing the hours for which independent contractor services were rendered, and the amount due resulting from such provision of services. Reasonable out of pocket expenses shall be separately invoiced by

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

Independent Contractor on a periodic basis, and paid by the OLP or BCPM, in accordance with the provisions of this Continued and Amended Agreement.

          3. The Independent Contractor agrees to provide services under this Agreement, on the request of BCPM, at least through December 30, 2002, and thereafter as agreed, unless earlier terminated. If, in BCPM's sole discretion, Independent Contractor's services are no longer needed, it may terminate this Agreement at any time before or after December 30, 2002, by giving 5 business days' prior notice of such termination to the Independent Contractor in writing. The Independent Contractor may also terminate this Agreement at any time after December 30, 2002, by giving 10 business days' prior notice of such termination to BCPM in writing. BCPM shall not require the provision of services for more time than set forth opposite the month in the table below, without the consent of Independent Contractor. After the months set forth in the table, a continuing schedule shall be agreed between the parties, if services are to be continued.

                             October      160 hours
                            November       80 hours
                            December       75 hours

          4. BCPM shall not exert or retain control of, or the right to control, the terms, mode and manner of the work to be performed by the Independent Contractor, it being the mutual intent of BCPM and the Independent Contractor that the Independent Contractor shall control all terms and conditions of the work he is performing hereunder.

          5. BCPM and the Independent Contractor agree that the relationship between them is not an employer/employee relationship, and the Independent Contractor is not to be considered an employee of BCPM at any time under any circumstance for any purpose. Without limiting the foregoing, (i) the payments specified in this Agreement constitute the only compensation payable to the Independent Contractor and are not wages for purposes of any applicable law or regulation, (ii) BCPM shall issue a Form 1099 to the Independent Contractor at the end of each calendar year in which payments are made hereunder, (iii) the Independent Contractor is solely responsible for the payment of all taxes owed as a result of the payments to him hereunder and agrees to pay all such taxes in a timely manner, (iv) the Independent Contractor assumes full responsibility for all damages and/or injuries sustained by him resulting from any activity related to services provided by him hereunder, and (v) the Independent Contractor is not eligible for benefits of any kind, including without limitation, worker's compensation, unemployment compensation or any other benefits under the law of any state, arising out of the performance of services under this contract.

          6. The parties recognize and agree that payment for such continuing the services of the Independent Contractor shall be made first by the OLP, by paying directly the invoices of Independent Contractor, and that BCPM shall pay such invoices, and claim reimbursement from the OLP, only upon the failure of the OLP to pay according to this agreement.

          7. This Agreement shall be governed by the laws of the state of Ohio.

                                           BCP MANAGEMENT, INC.

----------------------
Marshall D. Owens, Jr.
                                           By
                                              ---------------------
                                           Its
                                              ---------------------


                                           BORDEN CHEMICALS AND
                                           PLASTICS OPERATING LIMITED
                                           PARTNERSHIP,  By BCP
                                           Management Inc., its General Partner

                                           By
                                              ---------------------
                                           Its
                                              ---------------------

                                        4